Exhibit 4.10
Amendment No. 1 to Report on Form 20-F

                            A CONTRACT OF EMPLOYMENT

                     Made and signed in Tel-Aviv on [DATE]

                       Commencement of Employment [DATE]


                                    BETWEEN:

                                 METALINK LTD.
                        Europark -Yakum Industrial Zone
                                ("The Company")

                                OF THE ONE PART

                                      AND:

                                   [EMPLOYEE]
                             I. D. Card No.[-----]
                                   [ADDRESS]
                                ("The Employee")

                               OF THE OTHER PART

WHEREAS The Company is engaged in the planning development and marketing of components for rapid communications.

AND WHEREAS The employee has been accepted by the Company and wishes to be employed by the Company;

AND WHEREAS The Company wishes to employ the employee in the said position under the terms and conditions of this contract as hereinafter specified;

AND WHEREAS The parties wish to make arrangements in writing in this contract settling the terms and conditions of the employment of the employee in the Company and all as specified in detail hereafter in this contract;

IT IS  ACCORDINGLY  DECLARED,  STIPULATED  AND  AGREED  BETWEEN  THE  PARTIES AS
FOLLOWS:

1.       Interpretation

1.1      The preamble to this contract constitutes an integral part hereof.

1.2 The division of the contract into clauses and the assignment of title headings to such clauses have been done for reference purposes only and they shall not be used for the purposes of interpretation.



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2.       The Position and Definition thereof.

2.1      The employee will serve in the capacity of [TITLE].

2.2 Since the employee's position as stated in sub-clause 1 hereof is one requiring a special degree of personal trust, the provisions of the Hours of Work and Rest Law 5711-1951 shall not apply to the employee and to his employment in the Company.

2.3 The employee will comply with all such instructions and directives as pertain to his position in the Company, given to him from time to time by his immediate superior director and directors of the Company.

2.4 The Company shall be entitled to change the employee's place of work with his agreement, and this shall not thereby be deemed to be a worsening of terms and conditions of employment.

3.       Declarations of the Employee

By virtue of his signature of this contract the employee declares that:

3.1 He possesses the appropriate skills and the ability to act in the capacity in his position.

3.2 To the best of his knowledge he is in a state of health that befits his fulfillment of the position.

3.3 This contract and his employment in the Company does not conflict with or contravene any agreement, binding commitment or obligation imposed upon him by virtue of any law or contract, and that there is no other legal impediment to his being employed by the Company under the terms and conditions of this contract.

4.       Performance of the Job-function

4.1 During the period of his employment the employee will devote the maximum of his time, effort, knowledge and skills to the performance of his duties in the Company, diligently, wholeheartedly and faithfully in the promotion of the Company's business and interests. During the course of his employment the employee will not engage in and/or work and/or provide services and/or advice either directly or indirectly (for or without remuneration) for any other body except the Company, other than with the written approval of a person in the Company who has been duly authorized for such purpose.

4.2 All such software programs, files, plans, specifications, commercial contacts, patents, inventions, ideas, innovations, goodwill including business goodwill and reputation and all such



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rights as arise from he foregoing, that are discovered and/or developed by the employee, or by any other employee of the Company, during the period of the employment of the employee in the Company, shall be the exclusive property of the Company alone and the employee shall have no right to them. The Company shall be entitled to do whatever it wishes with them and without prejudice to the generality of the foregoing, to register such an invention or idea in its name.

5.       The Contract Period.

5.1 The period of the employee's engagement under this contract shall continue for an indeterminate period, subject to the provisions of the law and the provisions of this contract with regard to termination of the contract.

5.2 The Company may terminate this Contract and this by written notice which shall be given to the to the employee in writing and 90 days in advance. Where such notice as aforesaid has been given, the employee shall do all that is necessary within such 90 days time-frame in order to diligently train a replacement for his position, teach and show him the whole of the job involved in such position.

5.3 Notwithstanding all the foregoing, the Company shall be entitled to terminate this contract forthwith at any time without prior notice and without payment of any severance pay in such cases in which severance pay is to be denied or reduced under the Severance Pay Law 5723 - 1963 and in the case of a fundamental breach of the contract by the employee.

5.4 The employee may terminate this contract and this by written notice, which shall be given to the Company in writing and 90 days in advance. Where such notice has been given as aforesaid, the Company may at its discretion, notify the employee that he must finish his employment earlier that the date prescribed by the employee as the date of termination of such employment, and where it has done so - this agreement shall terminate on the date prescribed by the Company. For the avoidance of doubt it is clarified that the Company will pay the employee for 90 days including provisions for social benefits, commencing from the date of the notice, even where the Company has notified the employee that he must terminate his employment earlier than the date prescribed by the employee as the date of termination of such employment.

5.5 Upon notice of termination of employer-employee relations between the parties being given for any reason whatsoever, the employee shall take action to effect a complete and orderly transfer of his position to his successor as shall be prescribed by his directors of the Company.

6.       Salary and Ancillary Terms and Conditions.

6.1 The employees monthly salary commencing from the date of signature of the agreement will be NIS [SALARY]("The Basic Salary") and supplemented by the sum of NIS [SALARY] (the basic salary and supplement shall hereinafter be called "The Monthly Salary"). The monthly salary shall be linked to the cost of living increment and general salary increments, if any, that are awarded in the business sector of the national economy, in accordance with Orders that are



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published and are applicable to employees in the electronics industry.

6.2 Income Tax, National Insurance, Health Tax and all compulsory payments required by any law shall be deducted at source from the employee's monthly salary.

6.3 For every year of employment the employee shall be entitled to the following benefits:

6.3.1 22 working days paid leave (based on a 5 day working week), the employee shall be entitled to accumulate leave days and to redeem them in accordance with the provisions of the law that apply in such a case (such leave days shall be updated at the end of every year and there shall be added to the employee's leave days, one day for every year of employment up to a ceiling of twenty four
(24) leave days per year).

6.3.2 Paid sick leave days in accordance with the provisions of the laws that apply to such a case.

6.3.3 To convalescence pay for 7 days for every year of employment, which shall be updated in accordance with the law applicable to such a case.

6.4 The employee shall be entitled to paid leave in the following cases: (1) On the date of his marriage - 3 days; (2) On the birth to him of a son or daughter
- 1 day; (3) On the date of his son's ritual circumcision (" Brit") - 1 day; (4) On the date of his son's or daughter's marriage - 1 day. In addition the employee shall be entitled to select as a paid leave day, either the day of "Purim" or "Tisha b'Av".

6.5 The Company will finance the employee's membership of the travelers club (Lounge).

6.6. The Company will arrange "Directors and Executives Insurance" and/or a Pension Fund at his request and shall remit payments every month to such insurance and/or fund at the following rates (the calculation thereof being based on the basic salary):

6.6.1    8.33% for the severance pay component.

6.6.2    5.00% for the compensation component - the employer;

6.6.3 5.00% (at the employee's expense, which is to be deducted from the employee's salary) for the compensation component - the employee.

6.6.4    Up to 2.5% for loss of working capacity.

6.6.5    The employee can continue working with his present insurance agent.

6.7 The company will make provision for a monthly contribution equivalent to 10% of the basic salary for advanced study fund. 2.5% of this amount shall be at the employee's expense and



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shall be deducted from his salary, and 7.5% shall be at the Company's expense.

6.8 In the event of a dismissal of the employee by the Company other than in accordance with the foregoing provisions of Clause 5.4, the employee shall be entitled to receive all such amounts as have accrued in the insurance or in the fund as provided above in Clause 6.5, as the case may be. In such a case, in the event of his last monthly salary multiplied by the number of years of the employee's employment in the Company being higher than the amount accrued in the insurance or in the fund as provided above in Clause 6.5, as the case may be, the employee shall be entitled to receive such sum as constitutes the difference required in order to fully supplement such severance pay as is due to him by law.

6.9 In the case of resignation the employee will be entitled to receive all such sums as have accumulated in the insurance or in the fund as provided in Clause 6.5, as the case may be.

6.10 Once annually, in January or shortly thereafter and for as long as the Company chooses to do so, the Company will carry out a review of its permanent staff, within the framework of which the contribution to the Company of such staff during the past year, will be reviewed. Depending on the contribution of the employee which is to be reviewed as aforesaid, the Company will consider whether to raise the employee's salary. For the avoidance of doubt, an increase in salary as provided in this Clause 6.9[sic] is at the absolute discretion of the Company.

6.11 In respect of a period in which the employee is on reserve duty, the Company will pay the employee his normal salary on condition that the employee furnishes the Company with all such documents as are required for the recovery of such moneys from the National Insurance.


7.       Taxes and Compulsory Payments.

         The Company shall not bear responsibility for tax payments or other compulsory payments, including Income Tax or National Insurance contributions for which the employee is liable and/or will in future be liable under the provisions of this agreement and/or the law, except where otherwise expressly provided in this agreement.

8.       Vehicle.

8.1 In addition thereto the Company will put a vehicle at the disposal of the employee, the type and price of which shall be determined by the management of the Company (an MPV or similar type of vehicle). The employee shall use the vehicle for the purpose of fulfilling his position and carrying out his work in the Company and he shall also be entitled to use such vehicle for his own private purposes. Use of the vehicle shall be undertaken in accordance with the Company's internal procedure.

8.2 The  Company  will bear the  expenses  of  keeping  the  vehicle,  specified
hereafter  as  follows:   vehicle  insurance   (compulsory  and  comprehensive),
servicing and maintenance



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expenses, fuel and repairs. It is hereby clarified that under no circumstances shall the Company bear liability for payment of fines in respect of parking and/or traffic offences imposed in relation to the vehicle, and the employee shall be liable for paying them in their entirety in accordance with the provisions of any law.

8.3 Such taxes as apply in respect of the keeping and use of the vehicle by the employee (taxes in respect of the quarterly use value), shall be the employee's liability and be paid by him, the Company shall deduct the same at source from his monthly salary.

8.4 In the event of the employee electing not to take a vehicle the Company can convert this into NIS [AMOUNT] gross per month.

9.       Options in the Company.

         The Company shall allocate to the employee, following the signing of this contract, options for the acquisition of [OPTION GRANT] of the Company's Ordinary Shares each with a nominal value of NIS [AMOUNT] (subject to adjustments due to distribution of bonus shares, consolidation and division of capital). Such options shall be allocated subject to an employee's allocation of options scheme that is usual in the Company and to the terms and conditions thereof including, and without derogating from the generality of the foregoing, the purchasing period, the realization period and realization price all of which shall be determined by the Board of Directors of the Company, as specified in detail in Appendix 1 attached to this agreement.

9.1 The Company undertakes not to take any action, which give rise to minority repression.

10.      Confidentiality and Non-Competition.

10.1 During the period of his employment in the Company and at all times thereafter, the employee shall not disclose and/or pass on, either directly or indirectly, to any person and/or body outside the Company, any information that relates to any of the Company's assets, its customers, suppliers and/or employees or any information that comes into his possession within the framework of his employment in the Company and/or in connection with the Company, and will preserve confidentiality and secrecy in all matters pertaining to the Company's business and its affairs including his contract of employment and personal terms and conditions thereof.

10.2 The employee undertakes not to be engaged in and/or participate, either directly or indirectly, as an owner, self employed contractor, as an employee or otherwise, in Israel, in a business that is competing during such period in the areas of activity in which the Company is engaged activity and will not put himself in a position in Israel in which he has an interest in such a competing business, during the following periods:

10.2.1 If the period of his employment in the Company does not exceed 6 months this restriction shall apply for the whole period of his employment in the Company and for an additional period of 12 months from the date of cessation of his employment in the Company.



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10.2.2 If the period of his employment in the Company exceeds 6 months but does exceed 12 months - this restriction shall apply for the whole period of his employment in the Company and for an additional period of 18 months from the date of cessation of his employment in the Company.

10.2.3 If the period of his employment in the Company exceeds 12 months but does exceed 5 years - this restriction shall apply for the whole period of his employment in the Company and for an additional period of 22 months from the date of cessation of his employment in the Company.

10.2.4 If the period of his employment in the Company exceeds 5 years - this restriction shall apply for the whole period of his employment in the Company and for an additional period of 24 months from the date of cessation of his employment in the Company.

10.3 The employee undertakes that throughout the whole period of his employment in the Company and for a period of an additional twenty four (24) months from the date of cessation of his employment in the Company, he will not approach any customer or supplier of the Company in relation to areas in which the Company is engaged, will not solicit employees of the Company or customers of the Company to cease their contractual relationships with the Company.

10.4 Following the termination of his employment in the Company, the employee shall return all property of the Company that he was using including, without derogating from the generality of the foregoing, documents, professional trade literature, computers, engineering equipment (vehicle) and such like, which he was using during the time of his employment in the Company, in proper working condition, fair wear and tear excepted.

11.      Miscellaneous

11.1 Unless otherwise expressly stated in this contract, the employee will bear all the tax liabilities in respect of any payment and/or benefit of any kind that may be made or granted to him by the Company.

11.2 This contract fully and thoroughly expresses the agreements between the parties with regard to the subjects or matters referred to herein, and replaces and nullifies any representation, agreement, negotiations, memorandum of agreement, proposals, summaries of discussions, letters of intent and/or commitment, and any other document that prevailed or was exchanged between the parties (whether verbal or written) on the aforementioned subjects or matters, prior to the signature of this contract. It is hereby clarified that apart from the benefits and terms and conditions of employment as specified in this contract, the employee shall not be entitled to any benefits and/or rights (social or otherwise), whether or not the same are usual practice as regards all of the Company's employees, or some of them and/or any particular one of them.

11.3 The parties shall take all such further steps (including the making of payments, incurring of expenses, signature of additional documents and furnishing any certificate or approval) that



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may be necessary for the implementation and performance of this contract both in letter and spirit.

11.4 The agreement of one of the parties to a departure from any of the terms and conditions of this contract in a particular instance or in a series of instances shall not constitute a precedent and no equivalent implications shall be drawn from it in any other future case.

11.5 The place of exclusive jurisdiction for the purposes of this agreement is the Tel Aviv Court and/or Labor Tribunal, as the case may be.

11.6 Where either of the parties has not enforced or is late in enforcing any of the rights granted to him under this contract, in a particular case or in a series of instances, this shall not be deemed to be a waiver of such right or of any other rights.


11.7 Notifications relating to this contract shall be sent by registered mail or delivered by hand to the addresses of the parties specified in the preamble to this contract (or such other address of which proper written notice has been given) and any such notice shall be deemed to have been served on the earlier of the following dates: upon actual delivery (or the tendering thereof at the address in the case of refusal to accept), or where three (3) business days have elapsed from the date on which it was delivered for dispatch by registered mail.



AND IN WITNESS WHEREOF THE PARTIES HAVE SIGNED:



(-)                                                        (-)
----------------------                -----------------------
EMPLOYEE                                        Metalink Ltd.
The Employee                                      The Company


Appendix 1.
Allocation of Options to the Employee

1.       Terms and Conditions of the Allocation.

         Allocation of the options for acquisition of the Company's shares is made within the framework of the Company's Employees Share Options Scheme (hereinafter "The Scheme") as amended from time to time by the Board of Directors of the Company, at its sole discretion. The scheme has been presented to the employee and the employee will sign a document of participation in this scheme shortly after signature of his contract of employment in the



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Company. In the event of any conflict between the provisions of the scheme and those of this Appendix, the provisions of this Appendix shall take precedence over the provisions of the scheme. Accordingly, the provisions of the scheme shall apply to the employee in so far as they are compatible with the foregoing provisions of this Appendix.

2.       Amount of the Options and Allocation thereof.

2.1 The employee shall be entitled to [OPTION GRANT] options for acquisition of shares of the Company each with a nominal value of NIS [AMOUNT] in accordance with the following provisions of this Clause.

2.2 The options to which the employee is entitled shall be vested after 12 months of employment.

2.3 The realization dates of the option letters allocated to the employee are as specified hereafter:

2.3.1 If the employee is dismissed before [DATE] he will not be entitled to realize the options of the Company to which he would otherwise have been entitled and they shall be null and void.

2.3.2 If the employee leaves or is dismissed after [DATE] he shall be entitled to realize [OPTION GRANT] options.

3.       Realization dates

The options allocated to the employee within the framework of the scheme shall be realizable for the Company's Ordinary shares having a nominal value of NIS [AMOUNT] each, in accordance with the foregoing provisions of Clause 2.3.





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